                                   PROSPECTUS

                                     [LOGO]

                             100 South Royal Street
                           Alexandria, Virginia 22314
                             550 Mamaroneck Avenue
                            Harrison, New York 10528
                                 (800) 851-0511

The Potomac Funds (the "Trust") is a no-load management investment company, or mutual fund, that currently offers five separate investment portfolios (each a "Fund" and collectively the "Funds"). The Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. The Funds are not designed for inexperienced or less sophisticated investors. An important feature of the Trust is that it primarily consists of pairs of Funds, one of which attempts to provide results correlating to a specific index, while the other attempts to provide inverse performance that is similar to a short position in the specific index. In particular, the following Funds seek investment results that correspond over time to the following benchmarks:

FUND                                      BENCHMARK
Potomac U.S. Plus Fund                    150% of the performance of the
                                          Standard & Poor's 500 Composite Stock
                                          Price Index-TM-
Potomac U.S./Short Fund                   Inverse (opposite) of the Standard &
                                          Poor's 500 Composite Stock Price
                                          Index-TM-
Potomac OTC Plus Fund                     125% of the performance of the Nasdaq
                                          100 Index-TM-
Potomac OTC/Short Fund                    Inverse (opposite) of the Nasdaq 100
                                          Index-TM-

                                                    January 1, 1999

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
      The Trust also offers the Potomac U.S. Government Money Market Fund, which seeks security of principal, current income and liquidity by investing primarily in money market instruments issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities. THIS FUND SEEKS TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE, ALTHOUGH THIS CANNOT BE ASSURED. SHARES OF THE POTOMAC U.S. GOVERNMENT MONEY MARKET FUND ARE NOT DEPOSITS OR OBLIGATIONS, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THIS FUND IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT.
      The Funds (other than the Potomac U.S. Government Money Market Fund) may engage in certain aggressive investment techniques, which include engaging in short sales and transactions in options and futures contracts. The Potomac U.S. Plus Fund and the Potomac OTC Plus Fund may use the speculative technique known as leverage to increase funds available for investment. SEE "Special Risk Considerations." Investors in the Potomac U.S. Plus Fund and Potomac OTC Plus Fund may experience substantial losses during sustained periods of falling equity prices. Investors in the Potomac U.S./Short Fund and Potomac OTC/Short Fund may experience substantial losses during sustained periods of rising equity prices. None of the Funds alone constitutes a balanced investment plan, and investments in certain of the Funds involve special risks not traditionally associated with investment companies, including significant portfolio turnover. SEE "Special Risk Considerations." There can be no assurance that a Fund will achieve its investment objective.
      Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the information an investor should know about the Trust before investing. A Statement of Additional Information ("SAI"), dated January 1, 1999, containing additional information about the Trust, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy of the SAI is available, without charge, upon request to the Trust at the address or telephone numbers above.
      The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Funds.
      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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2

                 ---------------------------------------------
                               TABLE OF CONTENTS

                                                                            Page

PROSPECTUS SUMMARY........................................................    3
FEES AND EXPENSES OF THE FUNDS............................................    6
FINANCIAL HIGHLIGHTS......................................................    8
INVESTMENT OBJECTIVES AND POLICIES........................................    9
SPECIAL RISK CONSIDERATIONS...............................................   12
INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES.......................   15
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................   20
HOW TO INVEST IN THE FUNDS................................................   20
TAX-DEFERRED RETIREMENT PLANS.............................................   21
REDEEMING SHARES (WITHDRAWALS)............................................   21
EXCHANGES.................................................................   23
PROCEDURES FOR REDEMPTIONS AND EXCHANGES..................................   23
DETERMINATION OF NET ASSET VALUE..........................................   24
PERFORMANCE INFORMATION...................................................   25
DIVIDENDS AND OTHER DISTRIBUTIONS.........................................   25
TAXES.....................................................................   26
MANAGEMENT AND ADMINISTRATION OF THE TRUST................................   27
GENERAL INFORMATION ABOUT THE TRUST.......................................   28

                    ----------------------------------------
                               PROSPECTUS SUMMARY

THE POTOMAC FUNDS
      Each Fund has its own distinct investment objective. There is no guarantee that any Fund will achieve its investment objective. The investment objectives of the Funds are as follows.
      The POTOMAC U.S. PLUS FUND ("U.S. Plus Fund") seeks to provide investment returns that correspond to 150% of the performance of the Standard & Poor's 500 Composite Stock Price Index-TM- (the "S&P 500 Index"). In attempting to achieve its objective, the Fund may invest in securities included in that index and may enter into long positions in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices. In contrast to the returns of a mutual fund that seeks to approximate the return of the S&P 500 Index, the Fund may produce gains greater than that return during periods when the prices of securities included in the S&P 500 Index are rising and below that return during periods when such prices are declining. Investors in the Fund may experience substantial losses during sustained periods of falling U.S. equity prices. The Fund also invests in short-term debt securities.
      The POTOMAC U.S./SHORT FUND ("U.S./Short Fund") seeks to provide investment returns that inversely correlate to the performance of the S&P 500 Index. If the Fund is successful in meeting its objective, the Fund's net asset value per share will increase in direct proportion to any decrease in the level of the S&P 500 Index and, conversely, the net asset value of the Fund will decrease in direct proportion to any increase in the level of the S&P 500 Index. In seeking to achieve its objective, the Fund may enter into

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                                                                               3
positions in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices. The Fund involves special risks not traditionally associated with investment companies. Investors in the Fund may experience substantial losses during sustained periods of rising U.S. equity prices. The Fund also invests in short-term debt securities.
      The POTOMAC OTC PLUS FUND ("OTC Plus Fund") seeks to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index-TM- ("Nasdaq Index"). The Fund invests in the securities included in that index, as well as enters into long positions in stock index futures contracts, options on such index futures contracts and options on securities and on stock indices. In contrast to the returns of a mutual fund that seeks to approximate the return of the Nasdaq Index, the Fund may produce gains greater than that return during periods when prices of securities in the Nasdaq Index are rising and below that return during periods when such prices are declining. Investors in the Fund may experience substantial losses during sustained periods of falling U.S. equity prices. The Fund also invests in short-term debt securities.
      The POTOMAC OTC/SHORT FUND ("OTC/Short Fund") seeks to provide investment results that inversely correlate to the performance of the Nasdaq Index. If the Fund is successful in meeting its objective, the Fund's net asset value per share will increase in direct proportion to any decrease in the level of the Nasdaq Index and, conversely, the net asset value of the Fund will decrease in direct proportion to any increase in the level of the Nasdaq Index. In seeking to achieve its objective, the Fund invests in the securities included in that index, as well as enters into short positions in stock index futures contracts, options on stock index futures contracts, and options on securities and on stock indices. The Fund involves risks not traditionally associated with investment companies. Investors in the Fund may experience substantial losses during sustained periods of rising U.S. equity prices. The Fund also invests in short-term debt securities.
      The POTOMAC U.S. GOVERNMENT MONEY MARKET FUND ("Money Market Fund") seeks to provide security of principal, current income and liquidity. To achieve its objective, the Money Market Fund invests primarily in money market instruments that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, as well as in repurchase agreements collateralized fully by U.S. Government securities.
      Further discussion of each Fund's investment objective and policies and the risks associated with investing in the Funds may be found under "Investment Objectives and Policies," "Special Risk Considerations" and "Investment Techniques and Other Investment Policies" below.

SPECIAL RISK CONSIDERATIONS
      Each Fund (except the Money Market Fund) may engage in certain aggressive investment techniques, which may include engaging in short sales and transactions in futures contracts and options on securities, stock indices and futures contracts. As discussed more fully under "Investment Objectives and Policies," "Special Risk Considerations" and "Investment Techniques and Other Investment Policies," these techniques are specialized and involve risks not traditionally associated with investment companies.

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4

      The Trust expects that a substantial number of the Funds' investors are experienced and invest in the Funds as part of an asset allocation investment strategy. These shareholders likely redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Funds may result in considerable assets moving in and out of the Funds and, consequently, a high portfolio turnover rate. A high portfolio turnover rate generally causes a Fund to incur higher expenses and additional costs and may adversely affect the ability of a Fund to meet its investment objective.
      The U.S. Plus Fund and the OTC Plus Fund may borrow money from banks for investment purposes, which is a form of leveraging. This leverage will magnify the gains and losses on a Fund's investments and the changes in a Fund's net asset value per share. Each Fund may borrow money for temporary or emergency purposes and to meet redemption requests without immediately selling portfolio securities.
      While the Funds do not expect their returns over a twelve-month period to deviate from their respective current benchmarks by more than 10%, certain factors may affect each Fund's ability to achieve this correlation.
      Under certain circumstances, trading on an exchange may be halted or closed early, resulting in a Fund being unable to execute buy or sell orders that day. If that occurs and a Fund needs to execute a high volume of trades on that trading day, a Fund may incur substantial trading losses.

PURCHASES, REDEMPTIONS, AND
EXCHANGES OF TRUST SHARES
      The minimum initial investment is $10,000, which can be allocated in any amounts among the Funds. The shares of each Fund may be purchased and redeemed without any sales or redemption charges at the net asset value of the Fund next determined. Shares of any Fund may be exchanged at any time for shares of any other Fund, on the basis of the relative net asset values next computed, without charge. Exchanges must be for at least the lesser of $1,000 or the entire account balance for the Fund from which the exchange is made. Because of the administrative expense of handling small accounts, the Trust reserves the right to redeem involuntarily an investor's account, including a retirement account, that falls below the minimum investment of $10,000 in total value in the Trust due to redemptions. The Trust reserves the right to modify its minimum investment requirements and the corresponding amounts below which an involuntary redemption may be effected. SEE "How to Invest in the Funds," "Redeeming Shares (Withdrawals)" and "Procedures for Redemptions and Exchanges."

INVESTMENT ADVISER
      Rafferty Asset Management, LLC ("Adviser") serves as the investment adviser to each Fund. The Adviser has been registered as an investment adviser since June 1997. Lawrence C. Rafferty controls the Adviser.

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                                                                               5

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS

      The following table illustrates the various expenses and fees that a shareholder of each Fund may incur either directly or indirectly.

                         ANNUAL FUND OPERATING EXPENSES

                                                                   Total Fund
                     Management                        Other        Operating
                        Fees*        12b-1 Fees+     Expenses*     Expenses*#
                   ---------------  -------------  -------------  -------------
U.S. Plus Fund             0.75            None           0.75           1.50
U.S./Short Fund            0.90            None           0.75           1.65
OTC Plus Fund              0.75            None           0.75           1.50
OTC/Short Fund             0.90            None           0.75           1.65
Money Market Fund          0.50            None           0.50           1.00

------------
 + The Funds have adopted a Rule 12b-1 Distribution Plan; however, the Board of Trustees has not authorized payment of any fees pursuant to such Plan. SEE "General Information about the Trust -- Distribution of Fund Shares" below.

 #    You will be charged $12.00 per wire redemption to cover transaction costs.

 * After fee waiver and/or expense reimbursement. Absent such waivers and/or reimbursements, each Fund's Other Expenses and Total Operating Expenses for the fiscal year ended August 31, 1998 would have been as follows:

                    Other Expenses    Total Operating Expenses
                   -----------------  -------------------------
U.S. Plus Fund             1.77%                  2.52%
U.S./Short Fund            4.39%                  5.29%
OTC Plus Fund              2.46%                  3.21%
OTC/Short Fund             2.80%                  3.70%
Money Market Fund          3.20%                  3.70%

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6

                                    EXAMPLE

      Assuming a hypothetical investment of $1,000 in each Fund, a 5% annual return, and redemption at the end of each time period, an investor in each Fund would pay transaction and operating expenses at the end of each period as follows:

                                  1       3       5      10
                                Year    Years   Years   Years
                                -----   -----   -----   -----
U.S. Plus Fund                  $ 15    $ 47    $ 82    $179
U.S./Short Fund                 $ 17    $ 52    $ 90    $195
OTC Plus Fund                   $ 15    $ 47    $ 82    $179
OTC/Short Fund                  $ 17    $ 52    $ 90    $195
Money Market Fund               $ 10    $ 32    $ 55    $122

      The preceding table of fees and expenses is provided to assist investors in understanding the various costs and expenses that may be borne directly or indirectly by an investor in each of the Funds. The assets of the U.S./Short Fund and the OTC/Short Fund may decline in a rising stock market as a result of possible net redemptions. During such periods, it is possible that the expense ratio of those funds may increase. The 5% assumed annual return is for comparison purposes only. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES. For additional information about the Funds' fees, SEE "Management and Administration of the Trust" in this Prospectus and in the SAI.

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                                                                               7

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

      The following table shows important financial information audited by PricewaterhouseCoopers LLP for each fund share outstanding for the period ended August 31, 1998, including net investment income, net realized and unrealized gain on investments, and certain other information. The information included below has been derived from the financial records of the Funds. Copies of the Funds' Annual Report to Shareholders may be obtained without charge, upon request.

                                 POTOMAC FUNDS
               For a fund share outstanding throughout the period

                                                                                                                    U.S. Government
                                  U.S. Plus Fund                                                                     Money Market
                                                     U.S./Short Fund      OTC Plus Fund                                  Fund
                                   October 20,         November 7,         October 20,         OTC/Short Fund         October 20,
                                     1997(1)             1997(1)             1997(1)            October 16,             1997(1)
                                  to August 31,       to August 31,       to August 31,           1997(1)            to August 31,
                                       1998               1998                1998           to August 31, 1998          1998
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................       $   10.00          $    10.00          $    10.00          $     10.00            $     1.00
                                  --------------     ---------------     ---------------     ------------------     ---------------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss).......................            0.36(4)             0.23(4)            (0.11)(4)             0.09(4,8)             0.04(4)
Net realized and unrealized
 gain (loss) on investments...           (0.58)              (0.77)               0.52                (1.71)                   --
                                  --------------     ---------------     ---------------     ------------------     ---------------
    Total from investment
      operations..............           (0.22)              (0.54)               0.41                (1.62)                 0.04
                                  --------------     ---------------     ---------------     ------------------     ---------------
LESS DIVIDENDS FROM NET
 INVESTMENT INCOME............           (0.02)                 --                  --                   --                 (0.04)
                                  --------------     ---------------     ---------------     ------------------     ---------------
NET ASSET VALUE, END OF
 PERIOD.......................       $    9.76          $     9.46          $    10.41          $      8.38            $     1.00
                                  --------------     ---------------     ---------------     ------------------     ---------------
                                  --------------     ---------------     ---------------     ------------------     ---------------
TOTAL RETURN(2)...............           (2.23%)             (5.40%)              4.10%              (16.20%)                3.89%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period.....       $ 466,997          $7,768,652          $7,680,546          $19,168,538            $9,370,384
Ratio of net expenses to
 average net assets:
    Before expense
      reimbursement(3)........            2.52%               5.29%               3.21%                3.70%                 3.70%
    After expense
      reimbursement(3)........            1.50%               1.57%               1.50%                1.64%(6)              1.00%
Ratio of net investment income
 (loss) to average net assets:
    Before expense
      reimbursement(3)........            2.68%              (0.46%)             (2.84%)              (0.74%)                1.66%
    After expense
      reimbursement(3)........            3.70%               3.26%              (1.13%)               1.32%(7)              4.36%
Portfolio turnover rate(5)....            0.00%               0.00%           2,324.63%            3,346.25%                  N/A

-------------
(1)   Commencement of Operations.
(2)   Not annualized.
(3)   Annualized.
(4)   Net investment income (loss) per share represents net investment income
      (loss) for the respective period divided by the daily average shares of beneficial interest outstanding throughout each period.
(5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. All of the Funds, with the exception of the OTC Plus Fund and the OTC/Short Fund, typically hold most of their investments in options, futures contracts and repurchase agreements, which are deemed short-term securities.
(6) The operating expense ratio excluded dividends on short positions. The ratio including dividends on short positions for the respective period ended was 1.78%.
(7) The net investment income ratio included dividends on short positions. The ratio excluding dividends on short positions for the respective period ended was 1.46%.
(8) Net investment income before dividends on short positions for the respective period ended was $0.10.

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8

                 ---------------------------------------------
                             INVESTMENT OBJECTIVES
                                  AND POLICIES

GENERAL
      The Funds are designed principally for experienced investors who intend to follow an asset allocation investment strategy. The Funds are not designed for inexperienced or less sophisticated investors. Except for the Money Market Fund, each Fund is intended to provide investment exposure to a particular segment of the domestic securities markets. These Funds seek investment results that correspond over time to a specified benchmark. The terms "long" and "short" in the Funds' names are not intended to refer to the duration of the Funds' investment portfolios. The Funds may be used independently or in combination with each other as part of an overall investment strategy. Additional funds may be offered by the Trust from time to time.
      The Adviser uses a number of investment techniques in an effort to correlate a Fund's return with the return of its respective benchmark. The Adviser generally does not use fundamental securities analysis to accomplish such correlation. Rather, the Adviser primarily uses statistical and quantitative analysis to determine the investments a Fund makes and techniques it employs. While the Adviser attempts to minimize any "tracking error" (the statistical measure of the difference between the investment results of a Fund and the performance of its benchmark), certain factors tend to cause a Fund's investment results to vary from a perfect correlation to its benchmark. The Funds, however, do not expect their total returns to vary from their respective current benchmarks by more than 10% over a twelve-month period. SEE "Special Risk Considerations -- Tracking Error." It is the Funds' policy to pursue their respective investment objectives regardless of market conditions, to remain fully invested and not to take defensive positions.
      Each Fund's investment objective and certain investment restrictions are fundamental policies and may not be changed without the affirmative vote of at least the majority of the outstanding shares of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All other investment policies of the Funds not specified as fundamental may be changed by the Board of Trustees of the Trust ("Trustees" or the "Board") without shareholder approval. There can be no assurance that a Fund will achieve its objective. For a discussion of the instruments a Fund may use, SEE "Investment Techniques and Other Investment Policies."

THE POTOMAC U.S. PLUS FUND
      The investment objective of the U.S. Plus Fund is to provide investment returns that correspond to 150% of the performance of the S&P 500 Index. In attempting to achieve its objective, the Fund may enter into long positions in stock index futures contracts, options on stock index futures contracts, and options on securities and on stock indices. Under these techniques, the Fund generally will incur a loss if the price of the underlying security or index decreases between the date the Fund initially entered into the transaction and the date on which the Fund terminates its position. The Fund also may invest in shares of individual stocks that are included in its benchmark. The Fund also may invest in U.S. Government securities in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques it employs, as part of a cash reserve and for liquidity purposes.

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                                                                               9

      In contrast to a mutual fund that seeks to approximate the return of the S&P 500 Index, the Fund may produce greater returns than such a fund during periods when the prices of the securities in the S&P 500 Index are rising and lower returns than such a fund during periods when the prices of the securities are declining. Investors in the Fund may experience substantial losses during sustained periods of falling U.S. equity prices.

THE POTOMAC U.S./SHORT FUND
      The U.S./Short Fund is intended to allow investors to benefit from decreases in the S&P 500 Index or hedge an existing portfolio of U.S. securities or mutual fund shares. The Fund's investment objective is to provide investment results that inversely correlate to the performance of the S&P 500 Index.
      If the Fund achieves a perfect inverse correlation for any single trading day, the net asset value of the Fund would increase for that day in direct proportion to any decrease in the level of the S&P 500 Index and, conversely, the net asset value of the Fund would decrease for that day in direct proportion to any increase in the level of the S&P 500 Index. For example, if the S&P 500 Index were to decrease by 1% by the close of business on a particular trading day, investors in the Fund should experience a gain in net asset value of approximately 1% for that day. Conversely, if the S&P 500 Index were to increase by 1% by the close of business on a particular trading day, investors in the Fund should experience a loss in net asset value of approximately 1% for that day.
      The Fund intends to pursue its investment objective regardless of market conditions and does not intend to take defensive positions in anticipation of rising U.S. equity prices. Consequently, investors in the Fund may experience substantial losses during sustained periods of rising U.S. equity prices.
      In pursuing its investment objective, the Fund generally does not invest in traditional equity securities, such as common stock. Rather, the Fund employs certain investment techniques, including engaging in short sales and entering into short positions in stock index futures contracts, options on stock index futures contracts, and options on securities and on stock indices. SEE "Investment Techniques and Other Investment Policies." Under these techniques, the Fund generally will incur a loss if the price of the underlying security or index increases between the date the Fund initially entered into the transaction and the date on which the Fund terminates its position. The Fund generally will realize a gain if the underlying security or index declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund also may invest in U.S. Government securities in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques it employs, as part of a cash reserve and for liquidity purposes.

THE POTOMAC OTC PLUS FUND
      The investment objective of the OTC Plus Fund is to provide investment results that correspond to 125% of the performance of the Nasdaq Index. The Fund may not necessarily hold all 100 stocks included in the Nasdaq Index. Instead, the Fund may hold representative stocks included in that index or other securities that the Adviser believes will provide returns that correspond to those of the Nasdaq Index. The Fund may enter into long positions in stock index futures contracts, options on stock index futures,

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10
and options on securities and on stock indices. Under these techniques, the Fund generally will incur a loss if the price of the underlying security or index decreases between the date the Fund initially entered into the transaction and the date on which the Fund terminates its position. The Fund also may invest in U.S. Government securities in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques it employs, as part of a cash reserve and for liquidity purposes.
      Companies whose securities are traded on the over-the-counter ("OTC") markets, which include the Nasdaq Stock Market ("Nasdaq"), generally are newer companies or have smaller market-capitalization than those listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX"). OTC companies often have limited product lines or relatively new products or services, and may lack established markets, experienced management, financial resources or the ability to raise capital. In addition, the securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized and widely recognized companies. Among the reasons for the greater price volatility of securities of certain small OTC companies are less certain growth prospects of comparably smaller firms, the lower degree of liquidity in the OTC markets for such securities and the greater sensitivity of smaller capitalized companies to changing economic conditions than larger capitalized, exchange-traded stocks. Conversely, the Adviser believes that, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.
      In contrast to a mutual fund that seeks to approximate the return of the Nasdaq Index, the Fund may produce greater returns than such a fund during periods when the prices of the securities in the Nasdaq Index are rising and lower returns than such a fund during periods when the prices of the securities are declining. Investors in the Fund may experience substantial losses during sustained periods of falling U.S. equity prices.

THE POTOMAC OTC/SHORT FUND
      The OTC/Short Fund is intended to allow investors to benefit from decreases in the Nasdaq Index or hedge an existing portfolio of U.S. securities or mutual fund shares. The Fund's investment objective is to provide investment results that inversely correlate to the performance of the Nasdaq Index.
      If the Fund achieves a perfect inverse correlation for any single trading day, the net asset value of the Fund would increase for that day in direct proportion to any decrease in the level of the Nasdaq Index and, conversely, the net asset value of the shares of the Fund would decrease for that day in direct proportion to any increase in the level of the Nasdaq Index. For example, if the Nasdaq Index were to decrease by 1% by the close of business on a particular trading day, investors in the Fund should experience a gain in net asset value of approximately 1% for that day. Conversely, if the Nasdaq Index were to increase by 1% by the close of business on a particular trading day, investors in the Fund should experience a loss in net asset value of approximately 1% for that day.
      The Fund intends to pursue its investment objective regardless of market conditions and does not intend to take defensive positions in anticipation of rising U.S. equity prices. Consequently, investors in the Fund may

--------------------------------------------------------------------------------
experience substantial losses during sustained periods of rising equity prices.
      In pursuing its investment objective, the Fund invests in stocks included in the Nasdaq Index, although the Fund may not necessarily hold all 100 stocks included in the Nasdaq Index. The Fund also engages in short sales and entering into short positions in stock index futures contracts, options on stock index futures contracts, and options on securities and on indices. SEE "Investment Techniques and Other Investment Policies." Under these transactions, the Fund generally will incur a loss if the price of the underlying security or index increases between the date the Fund initially entered into the transaction and the date on which the Fund terminates its position. The Fund generally will realize a gain if the underlying security or index declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund also may invest in U.S. Government securities in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques it employs, as part of a cash reserve and for liquidity purposes.

THE POTOMAC U.S. GOVERNMENT MONEY MARKET FUND
      The investment objectives of the Money Market Fund are to provide security of principal, current income, and liquidity. The Fund seeks to achieve these objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Trustees or by the Adviser, subject to supervision by the Trustees, to present minimal credit risk. The Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") and repurchase agreements that are fully collateralized by such obligations.

THE BENCHMARKS
      STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX.-TM- Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), selects the 500 stocks comprising the S&P 500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the NYSE. Standard & Poor's is not a sponsor of, or in any way affiliated with, the Funds.
      NASDAQ 100 INDEX.-TM- The Nasdaq Index is a capitalization-weighted index composed of 100 of the largest non-financial domestic companies listed on the Nasdaq National Market tier of the Nasdaq. All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares. The Nasdaq Index was created in 1985.

                    ----------------------------------------
                          SPECIAL RISK CONSIDERATIONS

      The following factors may be important in determining the appropriateness of investing in the Funds.
      AGGRESSIVE INVESTMENT TECHNIQUES. Each Fund (other than the Money Market
Fund) may engage in certain aggressive investment techniques that may include engaging in short sales and transactions in futures contracts and options on securities, securities indices, and

---------------------------------------------------------------
12
futures contracts. The U.S. Plus Fund and the U.S./Short Fund use these techniques primarily in seeking to achieve their investment objectives. The OTC Plus Fund and the OTC/Short Fund also use these techniques in seeking to achieve their investment objectives. In doing so, a significant portion of these Funds' assets is held in an account consisting of cash or liquid assets as "cover" for these investment techniques.
      The use of options, futures contracts, options on futures contracts, forward contracts, and the investment in indexed securities, involve special risks, including (1) imperfect or no correlation between the price of options and futures contracts and the movements in the price of the underlying securities, indices, or futures contracts, (2) possible lack of a liquid secondary market for any particular instrument at a particular time, (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities, (4) losses due to unanticipated market price movements, (5) incorrect forecasts by the Adviser concerning the direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (6) loss of premiums paid by a Fund on options it purchases, and (7) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with such transactions and the possible inability of a Fund to close out or liquidate its position.
      These instruments may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these instruments could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that a Fund has entered into.
      The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of stock market movements or the time span within which the movements take place.
      Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.
      New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its investment objective and regulatory requirements applicable to investment companies. For further information regarding these techniques, SEE "Investment Techniques and Other Investment Policies" below.
      PORTFOLIO TURNOVER. The Trust anticipates that investors in the Funds frequently will redeem Fund shares, as well as exchange their Fund shares for shares of another Fund. A Fund may have to dispose of certain investments in order to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby causing a high portfolio turnover rate. Because each Fund's portfolio turnover rate depends largely on the purchase, redemption, and exchange activity of its investors, it is difficult to estimate each Fund's actual turnover rate. Based

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                                                                              13
on the formula prescribed by the SEC, the portfolio turnover rate of each Fund is calculated without regard to securities, including options and futures contracts, having a maturity of less than one year. The U.S. Plus Fund and the U.S./Short Fund typically hold most of their investments in options and futures contracts, which are excluded from the portfolio turnover rate calculations. If, however, options and futures contracts were included in such calculation, it is expected that the portfolio turnover rate of each Fund would be approximately 500%. The OTC Plus Fund and the OTC/Short Fund, which invest primarily in common stocks, are expected to have a similar rate.
      A higher portfolio turnover ratio would likely involve correspondingly higher brokerage commissions and other expenses borne by a Fund. Such higher expenses can adversely affect the ability of a Fund to achieve its investment objective.
      BORROWING. The U.S. Plus Fund and the OTC Plus Fund may borrow money from banks for investment purposes, which is a form of leveraging. This leverage will magnify the gains and losses on a Fund's investments and on changes in a Fund's net asset value. Leverage also creates interest expenses -- if those expenses exceed the return on the transactions that the borrowings facilitate, the Fund will be in a worse position than if it had not borrowed. The use of the derivatives in connection with leverage creates the potential for significant losses.
      TRACKING ERROR. While the Funds do not expect their returns over a twelve-month period to deviate from their respective benchmarks by more than 10%, several factors may affect the Funds' ability to achieve this correlation. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by a Fund and securities not included in the benchmark being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund's portfolio holdings to comply with that Fund's investment restrictions or policies, or regulatory or tax law requirements; and (7) market movements that run counter to a leveraged Fund's investments (which will cause divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging).
      Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund's short-term performance will reflect such deviation from its benchmark.
      In the case of the Funds whose net asset values move inversely from their benchmarks -- the U.S./Short Fund and the OTC/Short Fund -- the factor of compounding also may lead to tracking error. Even if there is a perfect inverse correlation between a Fund and the return of its applicable benchmark on a daily basis, the symmetry between the changes in the benchmark and the changes in the Fund's net asset value can be altered significantly over time by a compounding effect. For example, if the U.S./Short Fund achieved a perfect inverse

---------------------------------------------------------------
14
correlation with the S&P 500 Index on every trading day over an extended period and the level of returns of the S&P 500 Index significantly decreased during that period, a compounding effect for that period would result, causing an increase in the U.S./Short Fund's net asset value by a percentage that is somewhat greater than the percentage the S&P 500 Index returns decreased. Conversely, if the U.S./Short Fund maintained a perfect inverse correlation with the S&P 500 Index over an extended period and if the level of returns of the S&P 500 Index significantly increased over that period, a compounding effect would result, causing a decrease of the U.S./Short Fund's net asset value by a percentage that would be somewhat less than the percentage the S&P 500 Index returns increased.
      TRADING HALTS. The U.S. Plus Fund and the U.S./Short Fund typically hold most of their investments in short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME") and the Chicago Board of Options Exchange ("CBOE"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading is halted on that instrument. If such trading halts are instituted by an options or futures exchange at the close of a trading day, a Fund will not be able to execute purchase or sales transactions in the specific option or futures contracts affected. In such an event, a Fund also would be unable to accurately price its outstanding contracts. A trading halt by the CME, CBOE, Nasdaq or NYSE at the end of a business day would constitute an emergency situation under SEC regulations. A Fund affected by such an emergency would not be able to accept investors' orders for purchases, redemptions, or exchanges received earlier during the business day.
      EARLY NASDAQ CLOSINGS. The normal close of trading of securities listed on the Nasdaq is 4:00 p.m. While an infrequent occurrence, trading on the Nasdaq has closed as much as 15 minutes prior to the normal close because of computer systems failures. Early closing of the Nasdaq may result in a Fund, particularly the OTC Plus Fund and the OTC/Short Fund, being unable to execute buy or sell orders on the Nasdaq that day. If that occurs and a Fund needs to execute a high volume of trades late in a trading day, a Fund may incur substantial trading losses.

                    ----------------------------------------
              INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES

FUTURES CONTRACTS AND OPTIONS ON
FUTURES CONTRACTS
      Each Fund, other than the Money Market Fund, may purchase and sell stock index futures contracts and options on such futures contracts. Each Fund, other than the Money Market Fund, may purchase and sell futures and options thereon as a substitute for a comparable market position in the underlying securities, to attempt to hedge or limit the exposure of its position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.
      A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the

--------------------------------------------------------------------------------
seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.
      When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
      Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund's loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.
      To the extent that a Fund enters into futures contracts or options on futures contracts, in each case other than for BONA FIDE hedging purposes (as defined by the Commodity Futures Trading Commission ("CFTC")), the aggregate initial margin and the premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, I.E., exercise price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts and options on futures contracts.

OPTIONS ON INDICES AND SECURITIES
      Each Fund, other than the Money Market Fund, may purchase and sell put and call options on stock indices and on individual securities. Each Fund, other than the Money Market Fund, may purchase and sell put and call options as a substitute for a comparable market position in the underlying securities, to attempt to hedge or limit the exposure of its position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.
      An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premium received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the option on securities discussed below,

---------------------------------------------------------------
16
all settlements of index options transactions are in cash.
      Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the CBOE, the AMEX and other exchanges. Options also are traded in the OTC markets and each Fund may buy and sell both exchange-traded and OTC options.
      Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.
      By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
      Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

INDEXED SECURITIES
      Each Fund (other than the Money Market Fund) may purchase indexed securities, which are securities the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES
      The U.S./Short Fund and the OTC/Short Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the

--------------------------------------------------------------------------------
market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.
      Until a Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund's short position.
      The U.S. Plus Fund and the OTC Plus Fund each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the stock being sold at no additional cost ("selling short against the box").

AMERICAN DEPOSITORY RECEIPTS ("ADRS")
      The OTC Plus Fund and the OTC/Short Fund may invest in ADRs. The OTC/Short Fund also may sell these securities short. ADRs are dollar denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.
      Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

U.S. GOVERNMENT SECURITIES
      The Money Market Fund invests in U.S. Government Securities in pursuit of its investment objectives. The other Funds may invest in U.S. Government Securities in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques they employ, as part of a cash reserve and for liquidity purposes. U.S. Government Securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds).
      U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while

---------------------------------------------------------------
18
others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
      Yields on short-, intermediate- and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund's portfolio investments in U.S. Government Securities, while a decline in interest rates generally would increase the market value of a Fund's portfolio investments in these securities.

REPURCHASE AGREEMENTS
      Under a repurchase agreement, a Fund purchases a U.S. Government Security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund's holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. The Adviser monitors the creditworthiness of each firm that is a party to a repurchase agreement with any Fund. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to repurchase the security.

ILLIQUID INVESTMENTS
      Each Fund may purchase and hold illiquid investments, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), but which can be offered and sold to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of its net assets in illiquid investments. The term "illiquid investments" for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Under the current SEC staff guidelines, illiquid investments also include purchased OTC options, certain cover for OTC options, repurchase agreements not terminable within seven days and restricted securities not determined to be liquid pursuant to guidelines established by the Trustees.

OTHER INVESTMENT PRACTICES
      The U.S. Plus Fund and the OTC Plus Fund may borrow for investment purposes. Each

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                                                                              19

Fund may borrow money as a temporary measure for extraordinary or emergency purposes and to meet redemption requests without immediately selling portfolio securities. In addition, each Fund may lend securities to broker-dealers and financial institutions, provided that the borrower at all times maintains cash collateral in an amount equal to at least 100% of the market value of the securities loaned. Such loans will not be made if, as a result, the aggregate amount of all outstanding loans by any Fund would exceed 33 1/3% (10% in the case of the Money Market Fund) of its total assets. For a more detailed discussion of these practices, see the SAI.

                    ----------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Adviser will place orders to execute securities transactions that are designed to implement each Fund's investment objective and policies. In placing such orders, the Adviser seeks the most favorable price and efficient execution available. In order to obtain brokerage and research services, however, a higher commission sometimes may be paid. Brokerage commissions normally are paid on exchange-traded securities transactions and on options and futures transactions.
      When selecting a broker or dealer to execute portfolio transactions, the Adviser considers many factors, including the rate of commission or the size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to the Adviser. The Adviser may select one broker-dealer over another based on whether the broker-dealer provides research services to the Adviser.

                    ----------------------------------------
                           HOW TO INVEST IN THE FUNDS

GENERAL
      The minimum initial investment is $10,000, which can be allocated in any amounts among the Funds. The shares of each Fund are offered at the daily public offering price, which is the net asset value per share next computed after receipt of the investor's order. SEE "Determination of Net Asset Value." No sales charges are imposed on initial or subsequent investments in a Fund. The Trust reserves the right to reject or refuse, at the Trust's discretion, any order for the purchase of a Fund's shares in part or whole. The minimum amount for subsequent investments in a Fund is $1,000.
      Investments in the Funds may be made (1) through securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee or (2) directly with the Trust either by mail or bank wire transfer to the Trust's transfer agent, Firstar Mutual Fund Services, LLC ("Transfer Agent") as described below.

BY MAIL
      You may purchase shares of a Fund directly by completing and signing the Account Application included with the Prospectus and making out a check payable to "Potomac Funds". Your investment will be allocated among the Funds as you specify on the Account Application.

---------------------------------------------------------------
20

Mail the check, along with the completed Account Application, to Potomac Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 1993, Milwaukee, Wisconsin 53201-1993.
      Completed Account Applications and checks also may be sent by overnight or express mail. To ensure proper delivery, please use the following address:
Potomac Funds, c/o Firstar Mutual Fund Services, LLC, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.
      Third-party checks will not be accepted by the Funds. All purchases must be in U.S. Dollars. A $25.00 fee will be imposed by the Transfer Agent if any check used for investment in an account does not clear due to insufficient funds.

BY BANK WIRE TRANSFER
      To establish a new account by wire transfer, please call the Transfer Agent at (800) 851-0511 to obtain a Potomac Funds account number. You must send a completed Account Application to the Trust at the above address immediately following the investment. Payment for Fund shares should be wired through the Federal Reserve System as follows:

      Firstar Bank Milwaukee, N.A.
      777 East Wisconsin Avenue
      Milwaukee, Wisconsin 53202
      ABA number 0750-00022
      For credit to Firstar Muual Fund Services, LLC
      Account Number 112-952-137
      For further credit to the Potomac Funds
      Shareholder name: ______________
      Shareholder account number: _________
      Your bank may charge a fee for such services. If the purchase is canceled because your wire transfer is not received, you may be liable for any loss the Trust may incur.
      Physical certificates representing a Fund's shares are not issued. Shares of each Fund are recorded on a register by the Transfer Agent.

                    ----------------------------------------
                         TAX-DEFERRED RETIREMENT PLANS

      The Trust offers individual retirement accounts ("IRAs"), including Roth IRAs, that may be funded with purchases of Fund shares and may allow investors to defer tax on their income from amounts contributed to the IRAs. A description of applicable service fees and certain limitations on contributions and withdrawals, as well as Application Forms, are available from the Trust upon request.

                    ----------------------------------------
                         REDEEMING SHARES (WITHDRAWALS)

GENERAL
      You may withdraw all or any part of your investment by redeeming Fund shares at the next determined net asset value per share after receipt of the order. The amount received will depend on the market value of the investments in a Fund's portfolio at the time of determination of net asset value. Shares of the Funds may be redeemed by written request or by telephone to the Transfer Agent subject to the procedures described below. When you redeem shares over the telephone, those redemption proceeds will be sent only to your address of record or to a bank account specified in your Account Application. In addition,

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                                                                              21
redemption proceeds may be sent by wire transfer to a bank account specified in your Account Application. The minimum amount of a wire transfer redemption is $5,000. You will be charged $12.00 for wire redemptions to cover transaction costs.
      If you request payment of redemption proceeds to a third party or to a location other than your address of record or a bank account specified in the Account Application, your request must be in writing and your signature guaranteed. In addition, if you request in writing redemption of $100,000 or more, your signature must be guaranteed. A signature guarantee will be accepted from a commercial bank, savings association, securities broker or dealer, or credit union. A notary public cannot provide a signature guarantee.
      Payment of redemption proceeds will be made within seven days following a Fund's receipt of your request for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers.
      The right of redemption may be suspended or the date of payment postponed for any period during which the NYSE, the Nasdaq, the CME, or the CBOE, or the Federal Reserve Bank of New York, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, the Nasdaq, the CME, the CBOE, as appropriate, is restricted. In addition, the rights of redemption may be suspended or the date of payment postponed for any Fund for a period during which an emergency exists so that disposal of the Fund's investments or the determination of its net asset value is not reasonably practicable or for such periods as the SEC, by order, may permit for protection of a Fund's investors.

DRAFT CHECKS
      Checkwriting privileges are available to investors in the Money Market Fund. With a Money Market Fund checking account, shares may be redeemed simply by writing a check for $500 or more. The redemption will be made at the net asset value next determined after the Transfer Agent presents the check to the Money Market Fund. A check should not be written to close an account. There is a $25 charge for each stop payment request on Money Market Fund checks. You are subject to the same rules and regulations that banks apply to checking accounts.

LOW BALANCE ACCOUNTS
      Because of the high cost of maintaining accounts with low balances, it is the Trust's policy to redeem involuntarily Fund shares in any account, including a retirement account, if the account balance falls below $10,000 in total value in the Trust. This policy does not apply to accounts that fall below the minimum balance due to market fluctuations. The Trust will provide 30 days' written notice to all such shareholders to bring the account balance up to the minimum investment required or the Trust may redeem shares in the account and pay the proceeds to the shareholder. A redemption from a tax-qualified retirement plan may have adverse tax consequences and a shareholder contemplating such a redemption should consult his or her tax adviser.

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22

                    ----------------------------------------
                                   EXCHANGES

      Shares of a Fund may be exchanged, without any charge, for shares of any other Fund on the basis of the respective net asset values of the shares involved. Exchanges may be effected by written request or by telephone to the Transfer Agent subject to the procedures described below. Exchanges must be for at least the lesser of $1,000 or the entire account balance for the Fund from which the exchange is made.

                    ----------------------------------------
                           PROCEDURES FOR REDEMPTIONS
                                 AND EXCHANGES

GENERAL
      In requesting a redemption or exchange, you should provide your account name, account number, the number of or percentage of shares or the dollar value of shares to be exchanged or redeemed, as applicable, and the names of the Funds involved. Exchanges may only be made between identically registered accounts. In addition, any written request must be signed by a shareholder and all co-owners of the account with exactly the same name or names used in establishing the account.

BY MAIL
      Requests for redemptions and exchanges may be made in writing and directed to the Potomac Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 1993 Milwaukee, Wisconsin 53201-1993. Any such requests sent overnight or express mail should be directed to the Potomac Funds, c/o Firstar Mutual Fund Services, LLC, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

BY TELEPHONE
      You may redeem or exchange Fund shares by calling the Transfer Agent at
(800) 851-0511. Shares may be redeemed by telephone only if your Account Application reflects that option. Telephone requests may be made only between 9:00 a.m., Eastern time, and the times listed below. For telephone exchanges, the closing time is the earlier closing time below of the two Funds involved in the exchange:

      U.S. Plus Fund                                                   3:40 p.m.
      U.S./Short Fund                                                  3:40 p.m.
      OTC Plus Fund                                                    3:40 p.m.
      OTC/Short Fund                                                   3:40 p.m.
      Money Market Fund                                                4:00 p.m.

      TELEPHONE REDEMPTION AND EXCHANGE ORDERS WILL BE ACCEPTED ONLY DURING THE PERIODS INDICATED ABOVE.

      By establishing such telephone services, you authorize the Funds or their agents to act upon verbal instructions to redeem or exchange Fund shares for any account for which such service has been authorized. In an effort to prevent unauthorized or fraudulent telephone transaction requests, the Transfer Agent will employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. For instance, the Transfer Agent will require some form of personal identification prior to acting upon telephone instructions, provide written confirmation after such transactions, and record telephone instructions. When acting on instructions believed to be genuine, the Trust, Adviser, Transfer Agent and their trustees, directors, officers and employees are not liable

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                                                                              23
for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. To the extent that the Trust, Adviser, Transfer Agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions. You also should be aware that telephone redemption or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail.

                    ----------------------------------------
                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of the U.S. Plus Fund, the U.S./Short Fund, the OTC Plus Fund and the OTC/Short Fund is determined as of 4:15 p.m., Eastern time, fifteen minutes after the close of normal trading on the NYSE (currently 4:00 p.m., Eastern time) each day the NYSE is open for business. The Money Market Fund's net asset value per share is determined as of 1:00 p.m., Eastern time, each day that both the NYSE and the Federal Bank of New York are open for business.
      A Fund's net asset value serves as the basis for the purchase and redemption price of its shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Trustees or by the Adviser using methods established or ratified by the Trustees.
      The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities. This method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share for the Money Market Fund of $1.00. However, there is no assurance that the $1.00 net asset value per share will be maintained. For further information on valuing the Money Market Fund's portfolio securities, SEE "Determination of Net Asset Value" in the SAI.
      For purposes of determining net asset value per share of a Fund, options and futures contracts are valued at the closing prices of the exchanges on which they trade. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular commodity.
      OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Dividend income and

---------------------------------------------------------------
24
other distributions are recorded on the ex-distribution date.
      Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Adviser or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Funds are valued at fair value.

                    ----------------------------------------
                            PERFORMANCE INFORMATION

TOTAL RETURN
      From time to time, each Fund may advertise its average annual total return and compare its performance to that of other mutual funds with similar investment objectives and to relevant indices. Performance information is computed separately for those Funds in accordance with the methods discussed below.
      Each Fund may include the total return of its shares in advertisements or other written material. When a Fund advertises the total return of its shares, it will be calculated for the one-, five-, and ten-year periods or, if such periods have not yet elapsed, the period since the establishment of that Fund. Total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment in that Fund at the end of the period (assuming reinvestment of any dividends capital gain distributions at net asset value). For more information on Fund performance, SEE "Performance Information" in the SAI.

YIELD
      From time to time, the Money Market Fund may advertise "yield" and "effective yield." The Money Market Fund's yield figure is based on historical earnings and is not intended to indicate future performance. The yield of the Money Market Fund refers to the income generated by an investment in the Fund over a seven-day period. This income is then "annualized." The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the average yield because of the compounding effect of this assumed reinvestment. SEE "Performance Information -- Yield Computations" in the SAI.

                    ----------------------------------------
                       DIVIDENDS AND OTHER DISTRIBUTIONS

      Each Fund, except the Money Market Fund, intends to distribute to its shareholders annually all of its net investment income and net realized capital gains. The Money Market Fund ordinarily will declare dividends from net investment income on a daily basis and distribute those dividends monthly. All income dividends and distributions of net capital gains of each Fund will be automatically reinvested in additional shares of the Fund at the net asset value

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                                                                              25
calculated on the ex-distribution date, unless you request otherwise in writing. Dividends and other distributions of a Fund are taxable to its shareholders, as discussed below under "Taxes," whether the distributions are reinvested in additional shares or are received in cash. You will receive a statement of your account at least quarterly.

                    ----------------------------------------
                                     TAXES

      Each Fund is treated as a separate corporation for Federal income tax purposes and will seek to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). Because of the investment strategies of each Fund other than the Money Market Fund, there can be no assurance that any such Fund will qualify as a RIC. If a Fund so qualifies and satisfies the distribution requirement under the Code for a taxable year, the Fund will not be subject to Federal income tax on the part of its investment company taxable income (generally consisting of net investment income and net short-term capital gains) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders for that year. If a Fund fails to qualify as a RIC for any taxable year, its taxable income, including net capital gain, will be taxed at corporate income tax rates (up to 35%) and it will not receive a deduction for distributions to its shareholders.
      Dividends distributed by the Fund (including distributions of net short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 39.6% for individuals), regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of a Fund's net capital gain (i.e., the excess of net long-term gain over net short-term capital loss), if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash. A shareholder's sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares. An exchange of Fund shares for shares of another portfolio of the Trust generally will have similar consequences.
      Shareholders are required by law to certify that their taxpayer identification number ("TIN") is correct and that they are not subject to backup withholding. Each Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and other non-corporate shareholders who do not provide the Fund with a correct TIN. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.
      Because the foregoing only summarizes some of the important tax considerations affecting the Funds and their shareholders, please see the discussion in the SAI. Prospective investors are urged to consult their tax advisers.

---------------------------------------------------------------
26

                    ----------------------------------------
                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

BOARD OF TRUSTEES
      The business and affairs of each Fund are managed under the direction of the Trustees. The Trustees are responsible for the general supervision of the Funds' business affairs and for exercising all the Funds' powers except those reserved to the shareholders. The day-to-day operations of the Funds are the responsibility of the Trust's officers.

INVESTMENT ADVISER
      Rafferty Asset Management, LLC, 550 Mamaroneck Avenue, Harrison, New York 10528, provides investment advice to the Funds. The Adviser has been registered as an investment adviser since June 1997 and was organized as a New York limited liability corporation in May 1997. Lawrence C. Rafferty owns a controlling interest in the Adviser.
      The Adviser manages the investment of the assets of each Fund, in accordance with its investment objective, policies and limitations, subject to the general supervision and control of the Trustees and the officers of the Trust. The Adviser bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated persons of the Adviser. The Adviser, from its own resources, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.
      Under an investment agreement between the Trust and the Adviser, each Fund pays the Adviser a fee at an annualized rate, based on a percentage of its daily net assets: 0.75% for the U.S. Plus Fund and the OTC Plus Fund; 0.90% for the U.S./Short Fund and the OTC/Short Fund; and 0.50% for the Money Market Fund.

PORTFOLIO MANAGEMENT
      Each Fund, except for the OTC Plus Fund and the OTC/Short Fund, is managed by an investment committee, which is responsible for the investment activities of the Funds.
      James T. Apple is the portfolio manager for the OTC Plus Fund and the OTC/Short Fund. From 1992 to December 1993, he was Director of Investments for The Rushmore Funds, Inc. From February 1994 to May 1997, Mr. Apple was portfolio manager for the Rydex OTC Fund, which seeks to match the performance of the Nasdaq Index, and the U.S. Government Bond Fund.

ADMINISTRATOR
      The Trust has entered into an Administrative Services Agreement with Firstar Mutual Fund Services, LLC ("Administrator") that obligates the Administrator to provide the Funds with administrative and management services, other than investment advisory services. As compensation for these services, the Trust pays the Administrator a fee of .06% of the first $200,000,000 of the Trust's average daily net assets, .05% of the next $300,000,000 of the Trust's average net assets, and .03% of the Trust's average net assets in excess of $500,000,000. Notwithstanding the foregoing, the Administrator's minimum annual fee paid by the Trust is $150,000.

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                                                                              27

DISTRIBUTOR
      Rafferty Capital Markets, Inc. ("Distributor"), 550 Mamaroneck Avenue, Harrison, New York 10528, serves as the distributor of the Funds' shares. The Distributor has entered into dealer agreements with participating dealers who will distribute shares of the Funds.

TRANSFER AGENT AND CUSTODIAN
      Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the transfer agent of the Trust.
      Firstar Bank Milwaukee, N.A., 614 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the custodian of the portfolio securities of the Trust.

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, are the auditors of and the independent accountants for the Trust.

                    ----------------------------------------
                      GENERAL INFORMATION ABOUT THE TRUST

ORGANIZATION OF THE TRUST AND VOTING RIGHTS
      The Trust was organized as a Massachusetts business trust on June 6, 1997, and registered with the SEC as an open-end management investment company under the 1940 Act. The Trust may issue unlimited shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as the Trustees shall from time to time establish.
      Fund shares have equal voting rights. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole and to elect Trustees. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable.
      As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the Federal securities laws or the Trust's Declaration of Trust or its By-Laws. Shareholders may remove Trustees from office by votes cast at a special meeting of shareholders. If requested by the shareholders of at least 10% of the outstanding shares of the Trust, the Trustees will call a special meeting of shareholders to vote on the removal of a Trustee and will assist in communications with other shareholders.

FUND EXPENSES
      Expenses of the Trust that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets, number of shareholder accounts, or net sales, where applicable. Each Fund pays all of its own expenses. These expenses include organizational costs, expenses for legal accounting and auditing services, preparing (including typesetting and printing) reports, prospectuses, supplements thereto and notices to its existing shareholders, advisory and management fees, fees and expenses of the custodian and transfer and dividend disbursing agents, the distribution fee, the expense of issuing and redeeming shares, the cost of registering shares under the Federal and state laws, shareholder meeting and related proxy solicitation expenses, the fees and out-of-pocket expenses of Trustees who are not affiliated with the Adviser, insurance, brokerage costs, litigation, and other expenses properly payable by the Funds.

---------------------------------------------------------------
28

CLASSIFICATION OF THE FUNDS
      Each Fund (other than the Money Market Fund) is a "non-diversified" series of the Trust pursuant to the 1940 Act. A Fund is considered "non-diversified" because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers, primarily within same the industry or economic sector. A non-diversified Fund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a diversified investment company.
      A Fund's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to qualify as a RIC. This requires, among other things, that each Fund, at the end of each quarter of its tax year, meet certain diversification standards.

CONCENTRATION OF INVESTMENTS
      The OTC Plus Fund and the OTC/Short Fund generally do not intend to concentrate more than 25% of their respective investments in a particular industry. However, because these Funds seek investment results that correspond to 125% and the inverse, respectively, of the performance of the Nasdaq Index, the Funds may invest more than 25% of their assets in securities of issuers in one industry. When a Fund concentrates its investments in an industry, financial, economic, business and other developments affecting issuers in that industry will have a greater effect on the Fund than if the Fund had not concentrated its assets in that industry. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of industries.

DISTRIBUTION OF FUND SHARES
      The Funds have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that each Fund will compensate the Distributor for certain expenses incurred in the distribution of that Fund's shares and the servicing and maintenance of existing Fund shareholder accounts. However, the Trustees have not authorized payment of any fees pursuant to the Plan.

MASTER/FEEDER OPTION
      The Trust may in the future seek to achieve a Fund's investment objective by investing all net assets of that Fund ("Feeder Fund") in another investment company ("Master Fund") having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Feeder Fund. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Feeder Fund. If permitted by applicable laws and policies then in effect, any such investment may be made in the sole discretion of the Trustees without further approval of shareholders of the Funds. However, the Funds' shareholders will be given 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. No assurance can be given that costs will be materially reduced if this option is implemented.

SHAREHOLDER INQUIRIES
      Shareholder inquiries can be made by telephone to the Trust at (800) 851-0511.

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                                                                              29

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS, OR IN THE SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

              ---------------------------------------------------

INVESTMENT ADVISOR
      Rafferty Asset Management, LLC
      550 Mamaroneck Avenue
      Harrison, NY 10528

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
      PAYING AGENT, SHAREHOLDER SERVICING
      AGENT & CUSTODIAN
      Firstar Mutual Fund Services LLC
      P.O. Box 1993
      Milwaukee, WI 53201-1993

COUNSEL
      Kirkpatrick & Lockhart, LLP
      1800 Massachusetts Avenue, N.W.
      Washington, D.C. 20036-1800

INDEPENDENT AUDITORS
      PricewaterhouseCoopers LLP
      100 East Wisconsin Avenue
      Milwaukee, WI 53202

                                   PROSPECTUS
                                January 1, 1999

                                     [LOGO]

                             100 South Royal Street
                           Alexandria, Virginia 22314
                             550 Mamaroneck Avenue
                            Harrison, New York 10528
                                 (800) 851-0511